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                             WANGER U.S. SMALL CAP
                        WANGER INTERNATIONAL SMALL CAP
                                 WANGER TWENTY
                             WANGER FOREIGN FORTY

                         Supplement dated July 7, 2000
           to Prospectus dated May 1, 2000 of Wanger Advisors Trust

     PROPOSED ADVISORY AGREEMENT. On June 9, 2000, Wanger Asset Management, L.P. ("WAM"), the Funds' investment adviser, and Wanger Asset Management, Ltd., the general partner of WAM, entered into an Agreement and Plan of Merger ("Merger Agreement") with Liberty Financial Companies, Inc. ("Liberty") and WAM Acquisition L.P., a newly formed limited partnership ("Liberty Sub"). Under the Merger Agreement, Liberty Sub would be merged with and into WAM (the "Merger"). WAM would be the surviving entity and would be a wholly-owned subsidiary of Liberty. After the merger, WAM will operate under the name Liberty Wanger Asset Management, L.P. ("Liberty WAM").

     On July 6, 2000, the board of trustees of Wanger Advisors Trust (on behalf of each of the Funds) approved a new investment advisory agreement with Liberty WAM (the "Proposed Advisory Agreement") that, if approved by shareholders, will become effective upon the consummation of the Merger. You will receive a proxy statement describing the Merger and the Proposed Advisory Agreement in more detail and seeking approval of the Proposed Advisory Agreement by the shareholders of each Fund. The Merger Agreement provides that the Merger is conditioned upon the shareholders of Wanger U.S. Small Cap and Wanger International Small Cap approving the Proposed Advisory Agreement and certain other conditions are met.

     Subject to the receipt of the necessary shareholder approvals and the satisfaction of other conditions contained in the Merger Agreement, it is anticipated that the Merger will occur as soon as reasonably practicable after the requisite shareholder approvals have been obtained.